AIM ETF PRODUCTS TRUST
(the “Trust”)

AllianzIM International Equity Buffer15 Uncapped Jan ETF
 (the “Fund”)

Supplement dated February 27, 2026
 to the Prospectus and Statement of Additional Information (“SAI”) dated September 5, 2025

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.
The following changes are made to the Fund’s Prospectus and SAI, as applicable:
Effective February 27, 2026:
Mr. Thomas Paustian is no longer a portfolio manager of the Fund. Accordingly, all references to Mr. Thomas Paustian are hereby removed in their entirety from the applicable sections of the Fund’s Prospectus and Statement of Additional Information.
Aric Brodie is added as portfolio manager of the Fund.
Aric Brodie is a Senior Analyst at the Adviser. Mr. Brodie has been a member of the portfolio management team since joining the Adviser in June of 2023. Previously, Mr. Brodie studied Mathematics and Computational Data Science at Hamline University from 2018 to 2023. As of December 31, 2025, Mr. Brodie did not hold any shares of the Fund.

The following is added under the section Other Managed Accounts in the SAI (as of December 31, 2025):
Portfolio Manager	Other Registered Investment Company Accounts/Assets Under Management	Other Pooled Investment Vehicles/Assets Under Management	Other Accounts/Assets Under Management
Aric Brodie	n/a	n/a	n/a